EXHIBIT 23(a)

            CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation of our report dated February 13, 1998 included in this Annual Report on Form 10-K, into Pogo Producing Company's previously filed Registration Statement File Nos. 33-54969, 333- 04233, 333-11927 and 333-30613.

                              /s/  ARTHUR ANDERSEN LLP
                              -------------------------------
                              ARTHUR ANDERSEN LLP

Houston, Texas
March 17, 1998